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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------

        Date of Report (Date of earliest event reported): October 3, 2003

                        TRAVELERS PROPERTY CASUALTY CORP.

             (Exact Name of Registrant as Specified in its Charter)


          Connecticut              001-31266             No. 06-1008174
(State or Other Jurisdiction   (Commission File    (IRS Employer Identification
      of Incorporation)             Number)                    No.)



      One Tower Square, Hartford, Connecticut              06183

     (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (860) 277-0111


                                 Not Applicable

         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

              The following exhibit is filed herewith:

              Exhibit 99.1 Press Release dated October 3, 2003.


ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 3, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing its preliminary estimate for catastrophe losses from Hurricane Isabel during the third quarter and adjusting the range of full year net and operating income. The press release is attached as Exhibit 99.1 to this Report, is incorporated herein by reference and shall be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRAVELERS PROPERTY CASUALTY CORP.


Date: October 3, 2003                By  /s/ Paul H. Eddy
                                       ---------------------------
                                         Name: Paul H. Eddy
                                         Title: Deputy General Counsel and
                                                Assistant Secretary

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                                  EXHIBIT INDEX

Exhibit No.                            Description
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99.1                 Press Release dated October 3, 2003.

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